UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2011

TREEHOUSE FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road
Suite 600
Oakbrook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2011, TreeHouse Foods, Inc. (the “Company”), following the approval by the Company’s stockholders at its 2011 annual meeting of stockholders (the “2011 Annual Meeting”),  amended and restated its Restated Certificate of Incorporation and its Amended and Restated By-laws to (i) provide stockholders representing at least a majority of the votes which all stockholders would be entitled to cast in any annual election of directors with the right to call special meetings of stockholders and (ii) reduce the stockholder vote required to remove a director for cause from 75% to a majority of the votes which all stockholders would be entitled to cast in any annual election of directors.

The Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws are set forth in Exhibits 3.1 and 3.2 hereto and incorporated herein by reference.  The summaries above are not complete and are qualified in their entirety by reference to Exhibits 3.1 and 3.2.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting on April 28, 2011.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Shares Voted For	Shares Voted Against	Abstentions
Election of Directors
Ann M. Sardini	30,675,508	8,831	400,974
Dennis F. O’Brien	30,670,697	13,711	400,905
Sam K. Reed	30,024,538	11,828	1,048,947

Ratification of Auditors	31,908,770	178,009	6,558

Amendment of Restated Certificate of Incorporation to provide stockholders the right to call special meetings of stockholders	32,052,057	21,181	20,099

Amendment of Restated Certificate of Incorporation to reduce the stockholder vote required to remove a director for cause	32,049,990	25,202	18,145

Advisory approval of executive compensation	29,988,424	1,081,365	15,524

1 Year	2 Years	3 Years	Abstentions
Advisory approval of the frequency of future advisory votes on executive compensation	26,573,541	1,028,311	3,466,765	16,696

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of TreeHouse Foods, Inc.
3.2	Amended and Restated By-laws of TreeHouse Foods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: April 28, 2011	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Senior Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of TreeHouse Foods, Inc.
3.2	Amended and Restated By-laws of TreeHouse Foods, Inc.